Prospectus supplement dated July 2, 2018
to the following prospectus(es):
Nationwide Destination All American Gold 2.0, Nationwide Destination All American Gold NY 2.0, Nationwide Destination B 2.0, Nationwide Destination B NY 2.0, Nationwide Destination EV NY 2.0, Nationwide Destination L NY 2.0, Nationwide Destination Navigator 2.0, Nationwide Destination Navigator NY 2.0, BOA IV, BOA America's Vision Annuity, BOA America's Future Annuity II, BOA Achiever Annuity, BOA Future Venue Annuity, Nationwide Heritage Annuity, BOA Elite Venue Annuity, Nationwide Destination All American Gold, Compass All American Gold, Key All American Gold, M&T All American Gold, Wells Fargo Gold Variable Annuity, Nationwide Destination B, Nationwide Destination C, Nationwide Destination EV 2.0, Nationwide Destination L, Nationwide Destination L 2.0, BOA All American Annuity, M&T All American, BOA America's Future Annuity, and BOA V dated May 1, 2018
BOA America's Exclusive Annuity II dated May 1, 2016
BOA America's Income Annuity and BOA Advisor Variable Annuity dated May 1, 2014
BOA Choice Annuity, Paine Webber Choice Annuity, BOA Choice Venue Annuity II, Nationwide Destination EV, Nationwide Destination Navigator, and Nationwide Destination Navigator (New York) dated May 1, 2013
Schwab Income Choice Variable Annuity dated May 1, 2012
Schwab Custom Solutions Variable Annuity dated May 1, 2010
Nationwide Enterprise The Best of America Annuity May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	The prospectus offers the following underlying mutual fund(s) as investment option(s). Effective July 30, 2018, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
PIMCO Variable Insurance Trust - Foreign Bond Portfolio (unhedged): Advisor Class	PIMCO Variable Insurance Trust - International Bond Portfolio (unhedged): Advisor Class
1